                               EXHIBIT 10.17.4



                                                   [LOGO] NATIONWIDE INSURANCE
HOME OFFICE: ONE NATIONWIDE PLAZA                  Nationwide is on your side
COLUMBUS, OH 43215-2220





April 2, 1996

Roberts Properties Residential, L.P.
c/o Mr. John J. Farrell
Shoptaw-James, Inc.
5871 Glenridge Drive, Suite 200
Atlanta, GA 10328

Re: Bentley Place Apartments
    Dekalb County, Georgia

Gentlemen:

Nationwide hereby approves your Application/Contract For Mortgage Loan on the above-referenced property dated January 24, 1996, subject to the following modifications:

1.   IN PART I, PARAGRAPH 9:

     (b)   Change the Interest Rate to "7.10%"
     (d)   Change the Monthly Payment to "$27,553.31"

2. IN PART I PARAQRAPH 11, change the Closing Date to "or before June 27, 1996" and insert at the end of the paragraph the following:

     "Notwithstandinq the foregoing Borrower may extend the expiration date for no more than three consecutive 30-day periods, provided however, that in any event. The Closing Date of the Application/Contract shall be no later than September 30, 1996. As a condition to each 30-day extension, the Borrower will pay to Nationwide prior to the expiration of the Closing Date or extended Closing Date a non-refundable extension-fee in an amount equal to the following: The loan amount times the difference between the current Application/Contract interest rate and the then current corresponding 30-day U.S. Treasury Bill Rate as published in the Wall Street Journal on the fifth business day preceding the closing Date for the applicable extension divided by 12. For example, if the 30-day U.S. Treasury Bill Rate is 5.30%, then the non-refundable extension fee for a 30-day period is calculated as follows: ($4,100,000 times (7.10% less 5.30%) divided by 12 = $6,150). Borrower must give Nationwide written notice of its intention to exercise each extension option at least seven business days prior to expiration of the Closing Date or extended Closing Date."

3. IN PART I, PARAGRAPH 15, add at the end of the second paragraph the following:

     "It is understood and agreed that Nationwide's above-mentioned approval of the environmental report shall include, but not be limited to, approval of:

     (1) the determination of the magnitude and extent of the contamination of the security property due to the existing contamination of the adjacent Fina Service Station site

     (2) a Corrective Action Plan (CAP) submitted to and approved by the Georgia EPD

     (3) a definitive time schedule and cost estimate to implement the approved CAP and complete remediation of the subject property and the Fina site.

Bentley Place Apartments
Paqe 2
April 2, 1996




Above are the only chanqes to your Application/Contract For Mortgaqe Loan and will become effective upon your signing in the space provided below and returning this document along with the Commitment Fee consisting of a Letter of Credit with an expiration date no earlier than six months after the expiration date of the Application/Contract For Mortgage Loan as outlined in Paragraph 15 of the Application/Contract For Mortgage Loan to Timothy M. McCarthy, Real Estate Analyst, at the letterhead address within seven (7) days of the date hereof.


Very truly yours,

NATIONWIDE LIFE INSURANCE COMPANY

/s/ Robert H. McNaghten
Robert H. McNaghten
Vice President
Real Estate Investments

RHM/TMM/sac

Accepted by Borrower this 11th day of April, 1996

/s/ Charles R. Elliott CFO
- --------------------------
Charles R. Elliott

                                                   [LOGO] NATIONWIDE INSURANCE
                                                   NATIONWIDE IS ON YOUR SIDE



NATIONWIDE LIFE INSURANCE COMPANY
HOME OFFICE; ONE NATIONWIDE PLAZA - COLUMBUS, 43216






               DO NOT MAKE ANY MODIFICATIONS IN THE BODY OF
               THIS APPLICATION/CONTRACT.  ANY MODIFICATIONS
               ARE TO BE ENUMERATED IN EXHIBIT "B" ATTACHED
               HERETO.

                                PART I

                 APPLICATION/CONTRACT FOR MORTGAGE LOAN WITH
                      NATIONWIDE LIFE INSURANCE COMPANY


1. APPLICATION/CONTRACT: This application is an offer made by Applicant (as defined in Section 3 below) to Nationwide Life Insurance Company (hereinafter "Nationwide") to enter into a contract for the mortgage loan described herein (hereinafter "Mortgage Loan"). This Application/Contract for Mortgage Loan (hereinafter "Application/Contract") is collectively comprised of PART I, PART II, Exhibit A, and Exhibit B. PART II, Exhibit A, and Exhibit B are attached hereto and incorporated herein by reference.

     Upon Nationwide's written acceptance hereof, or upon Applicant's written acceptance of any counteroffer made by Nationwide in response hereto, this Application/Contract together with any accepted counteroffer, will constitute a Contract for Mortgage Loan, whereby Nationwide agrees to loan to Borrower (as defined in Section 4 below) upon Applicant/Borrower's full and timely compliance with the terms and conditions of this Application/Contract, and whereby Borrower agrees to accept the Mortgage Loan from Nationwide.

2. LOAN CORRESPONDENT: This Application/Contract is issued through Shoptaw-James, Inc., (hereinafter "Loan Correspondent"). Applicant agrees to deal with the Loan Correspondent on any matter arising from issuance of this Application/Contract, or in respect to the loan closing. Applicant/Borrower and its legal counsel will be receiving specific closing instructions from the Loan Correspondent, Nationwide, and/or Nationwide's legal counsel.

3. APPLICANT: State the name(s) of the person(s) or entity(ies) applying for the Mortgage Loan (hereinafter "Applicant"):

            Roberts Properties Residential, L.P.
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4.   BORROWER: State the name of the borrowing entity as it will appear on the record of title (hereinafter "Borrower"); and (a) if Borrower is a partnership, list the partners and percentage of ownership interest of each partner; (b) if a corporation, list the state of incorporation and the principal shareholders; or (c) a trust, list the beneficiaries and trustees. Please also list all underlying entities of the Borrower. any of the general partners or beneficiaries of Borrower are general partnerships, list the partners of these general partnerships also.

            Roberts Properties Residential, L.P.
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     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     Nationwide is to receive from the Applicant/Borrower for its review and approval copies of all partnership and/or trust agreements, and copies of articles of incorporation, corporate bylaws, and certificates of good standing (from the state of incorporation and from the state where the Security Property, as herein defined, is located) as,well as copies of the same for all underlying entities of the Borrower.

5. RESPONSIBLE INDIVIDUALS: State the name(s) of that (those) individual(s) who will be assuming personal liability for those items enumerated in the "Exculpation" section of this Application/Contract and who will be signing the indemnifications called for in the "ENVIRONMENTAL AUDIT AND INDEMNIFICATION" and "ACCESSIBILITY INSPECTION AND INDEMNIFICATION" sections of the Application/Contract (hereinafter "Responsible Individuals"):

                   Roberts Realty Investors, Inc.
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6.   GUARANTORS: If a guarantee of the Mortgage Loan is required under
     Paragraph b, of Exhibit "A" of this Application/Contract, or is required pursuant to other provisions of this Application/Contract, state below those individuals who will unconditionally, jointly, and severally guarantee the Mortgage Loan (hereinafter "Guarantors"):

                   Roberts Realty investors, Inc.
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7.   MAJOR TENANTS: State below the major tenants that occupy space in or adjacent to the Security Property (hereinafter "Major Tenants"):

                 N/A
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8.   FINANCIAL STATEMENTS: Please attach hereto current financial statements, which have been signed and dated, for the Applicant, for the Borrower, for all principals of the Borrower, for any Guarantors of the Mortgage Loan required pursuant to the terms of this Application/Contract, and for all Responsible Individuals. Current financial statements shall include a balance sheet, income tax returns, and cash flow statements for all real estate projects owned by the aforementioned individuals and/or entities.

9.     LOAN TERMS:

       (a)    Maximum Loan Amount: $ 4,100,000.


       (b)    Interest Rate: 6.97% percent per annum.


       (c) Term and Amortization: The Mortgage Loan will be for a 10-year term, with any unpaid principal balance due at the end of the term. Payments are to be based upon a 30-year amortization schedule.

       (d) Monthly Payment: $27,194.85 due by the 15th day of each month (hereinafter "Due Date").

              Monthly payments shall be calculated on the basis of a 360-day year composed of twelve 30-day months.

  10. DESCRIPTION OF SECURITY: Describe the property that will secure the Mortgage Loan (hereinafter "Security Property"): (Please complete all parts of this section.)

               Bentley Place Apartments
       -------------------------------------------------------------------------------
       Name of Property

                   Apartments                                215 Bentley Place
       ----------------------------------------      ---------------------------------
                Type of Property                     Street and Number
       (office, retail, apt., industrial, etc.)

           Tucker               DeKalb                 GA                 30084
       -------------         -------------        -------------     -------------------
       City                  County               State             Zip Code

            4.6 acres         117 units/5 bldgs               108,328 s/f
       ------------------   ---------------------  ------------------------------------
       Land (acres/sq. ft)  Building Improvements  On-site (hereinafter "Improvements")

           219
       --------------
       Parking Spaces

             * (Gross building area, net rentable area, number units/rooms, etc.)

       Pleasantdale Road and
       Tucker-Norcross Road             Fee Simple                  Existing
       -------------------------       -----------------------      -------------------
       * Abutting dedicated ways       Fee                          Improvements
                                       simple/leasehold estate      Existing/Proposed


               * (PUBLIC OR PRIVATE ROADWAYS WHICH PROVIDE ACCESS TO THE SECURITY PROPERTY. IF ROADWAYS ARE PRIVATE, ANY AGREEMENTS SETTING FORTH USE AND MAINTENANCE OF SUCH ROADWAYS ARE SUBJECT TO THE REVIEW AND APPROVAL OF NATIONWIDE)

       Is the Security Property a separate parcel and does it comply with all applicable subdivision ordinances and plat acts?

                 X
       ---------------------------   ------------------------
       YES                           NO

       If NO, please explain what is being done to plat the Security Property or to bring the Security Property into compliance:

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

  11. CLOSING DATE AND FUNDING REQUIREMENTS: The loan disbursement shall take place at the closing on or before May 31, 1996 (hereinafter "Closing Date"), upon completion of the Improvements in accordance with the approved final plans, specifications, and soils report and in compliance with the terms and conditions of this Application/Contract. This Application/Contract shall expire on the Closing Date and thereafter Nationwide shall have no further obligation to fund the Mortgage Loan. Nationwide may, in its sole discretion, unilaterally extend the Closing Date. Time is of the essence with respect to this Application/Contract. Exhibit "A" attached hereto outlines any other conditions or specific requirements that must be satisfied for funding to occur.

  12. SITE INSPECTION: Nationwide will make a site inspection of the Security Property to substantiate the loan amount and project feasibility. Applicant/Borrower will pay to Nationwide $2,500 to defray its cost of making such inspection (hereinafter "Site Inspection Fee"). This Site Inspection Fee is to be paid at the time this Application/Contract is submitted to Nationwide for its review. Under no circumstances will the Site Inspection Fee be refunded by Nationwide.

  13. LETTER OF CREDIT: Any letter of credit required by this Application/Contract shall mean an irrevocable and unconditional letter of credit issued by a commercial bank acceptable to Nationwide having minimum total assets of $500,000,000, and tangible capital and surplus equal to no less than six (6) percent of total assets (hereinafter "Letter of Credit"). Borrower, any Guarantors, and the Responsible Individuals shall personally, jointly, severally, and unconditionally guarantee payment of any Letter of Credit and any renewals and/or replacements thereof, in the event the bank issuing the Letter of Credit becomes insolvent, files, or has filed against it, any bankruptcy or similar proceeding, is closed (either temporarily or permanently), placed in receivership, conservatorship, or liquidation by the Federal Deposit Insurance Corporation, the Resolution Trust Corporation, or any other local, state, or federal governmental agency, or if the bank refuses or fails to honor the Letter of Credit when presented by Nationwide. In addition, in the event any of the aforementioned events take place, Nationwide, in its sole discretion, may require that Borrower obtain a replacement Letter of Credit from a bank or other financial institution acceptable to Nationwide, in its sole discretion, or that Borrower pledge other security acceptable to Nationwide, in its sole discretion, with respect to the obligation secured by the Letter of Credit.

14. APPLICATION DEPOSIT: Applicant/Borrower shall deposit with Nationwide the sum of $41,000 as an application deposit (hereinafter
       "Application Deposit") in connection with this Application/Contract. Nationwide may deposit this Application Deposit into its bank account. The deposit by Nationwide of such Application Deposit shall not constitute acceptance or approval of the Application/Contract. In the event Nationwide denies the Application/Contract, the Application Deposit shall be refunded to the Applicant without interest. Conversely, if the Application/Contract is approved by Nationwide, the Application Deposit shall be credited to the Commitment Fee required under the COMMITMENT FEE section herein and shall be retained by Nationwide or returned to Applicant in accordance with this COMMITMENT FEE section.

15. COMMITMENT FEE: As partial consideration for Nationwide's agreement to loan funds in the amounts and on the terms set forth herein, Applicant/Borrower shall deliver to Nationwide upon Nationwide's acceptance of this Application/Contract $41,000 in cash and a Letter of Credit in the amount of $82,000 with an expiration date of no earlier than six (6) months after the Closing Date of this Application/Contract (the cash and Letter of Credit are collectively hereinafter referred to as the "Commitment Fee"). The Commitment Fee shall be returned to Applicant/Borrower after the Mortgage Loan has closed in accordance with the terms and conditions of this Application/Contract and Nationwide has received the original executed note; but should the Mortgage Loan not close as provided for in this Application/Contract due to a failure of the Borrower to fulfill the terms and conditions of this Application/Contract, or if this Application/Contract shall be cancelled as set forth in sub-paragraphs
       (a) through (c) of the FINANCIAL RESPONSIBILITY paragraph herein, in each case strictly according to the terms thereof, then Nationwide shall have the option, without giving prior notice to Applicant/Borrower and without incurring liability of any kind, to cancel this Application/Contract and terminate all Nationwide's obligations hereunder. Upon cancellation of this Application/Contract, Nationwide shall have the right to retain the Commitment Fee in full and in addition, to pursue all legal and equitable remedies available to Nationwide, including without limitation, suit to collect provable damages (including loss of bargain) in excess of the Commitment Fee.

       In the event, however, that the Mortgage Loan does not close because Nationwide has not approved the inspecting architect's report, the soils report, the plans and specifications, the environmental report, the leases, or the Security Property, or because one of the events outlined in sub-paragraphs (d) or (e) of the FINANCIAL RESPONSIBILITY section herein has occurred, then the Commitment Fee, less Nationwide's out-of-pocket expenses, shall be refunded to the Applicant/Borrower, provided, however, that Applicant/Borrower shall use its best efforts to correct any deficiencies in such reports, leases or the Security Property. If Applicant/Borrower does not use its best efforts to correct any such deficiencies to Nationwide's satisfaction, then Nationwide may cancel this Application/Contract and terminate all Nationwide's obligations hereunder. Upon cancellation of this Application/Contract, Nationwide shall have the right to retain the Commitment Fee and, in addition, to pursue all legal and equitable remedies available to Nationwide, including without limitation, suit to collect provable damages (including loss of bargain) in excess of the Commitment Fee.

       Election of any remedy by Nationwide shall not be deemed a waiver of any alternative remedy set forth herein or available to Nationwide at law or equity.

16. SUBMISSION INFORMATION: Upon delivery of this Application/Contract or shortly thereafter, Applicant and/or the Loan Correspondent shall provide Nationwide with any documentation and information requested by Nationwide that is reasonably necessary for Nationwide to evaluate the feasibility of the Mortgage Loan, including, but not limited to, such items as an appraisal, site plan (showing the location of Improvements, parking, means of ingress and egress and other easements), operating statements, leasing information, a current rent roll, leases, plans and specifications for the building(s), surveys, legal description of the Security Property, copies of restrictive covenants and easements affecting the Security Property, credit reports, bank references, information about pending litigation affecting the Security Property, the Borrower, Guarantors, or Responsible Individuals, and partnership agreements, trust agreements, articles of incorporation, or other organizational documents.

17. MODIFICATIONS: This Application/Contract shall be deemed to contain all the terms, conditions, and understandings between Nationwide and Applicant/Borrower with respect to the Mortgage Loan and shall supersede any and all prior understandings and agreements, written or oral, relating thereto. The terms and conditions of this Application/Contract shall be waived or modified only by written instrument signed by the parties hereto except (flat extensions for the period for acceptance of the Application/Contract or for extension of the Closing Date may be executed by Nationwide unilaterally. Any modifications made to this Application/Contract are not to be made in the body of the Application/Contract but are to be enumerated in Exhibit B attached hereto. Modifications should specifically reference that section of the Application/Contract that is being modified.

18. APPLICANT/BORROWER: This Application/Contract is made by the undersigned Applicant. Applicant shall be obligated to form Borrower (if Borrower has not yet been formed as a legal entity) and shall cause the Borrower to perform its obligations under this Application/Contract. Upon its legal formation, Borrower shall be deemed to be bound and liable hereunder to the same degree as Applicant.

19. ASSIGNMENT: This Application/Contract, the proceeds of the Mortgage Loan, and any rights hereunder shall not be assignable by Applicant or Borrower without Nationwide's prior written consent. Any attempted assignment without such prior written consent shall be null and void and, at Nationwide's option, shall constitute a default hereunder and shall result in this Application/Contract being terminated and of no further force and effect. Further, no third party shall rely upon the existence of this Application/Contract without written confirmation from Nationwide that the Application/Contract remains unchanged, that it has not been terminated, and that the Applicant/Borrower is not in default hereunder. Nationwide, at its option, may assign all or a portion of the Mortgage Loan to an affiliated company or companies. If a portion of the Mortgage Loan is so assigned, Borrower shall be asked to execute more than one promissory note secured by one security instrument. All legal documentation for the Mortgage Loan shall show both Nationwide and its affiliate(s), as the lender. All ancillary documents, including, but not limited to, the survey, environmental report, hazard insurance, and title insurance, must be certified to and show the insured as both Nationwide and its affiliate(s).

Applicant has reviewed this Application/Contract, and understands that this Application/Contract is subject to the conditions of PART I, PART II, Exhibit A, and Exhibit B of this Application/Contract, unless amended in writing and signed by both Applicant and Nationwide.



     Roberts Properties Residential, L.P.
- --------------------------------------------------------------------------------
Name of Applicant By:   Roberts Realty Investors,.Inc., its general partner
                        Charles R. Elliott, Chief Financial Officer

/s/ Charles R. Elliot
- --------------------------------------------
Signature(s)



PLEASE USE A PEN WITH OTHER THAN BLACK INK TO SIGN THIS APPLICATION/CONTRACT AND DO NOT FORGET TO FILL IN THE DATE OF SIGNATURE BELOW.

APPLICANT'S MAILING ADDRESS:

       Roberts Properties Residential, L.P.
       8010 Roswell Road
       Suite 120
       Atlanta, GA 30350

       (Date of Signature:)  January 24, 1996





              NATIONWIDE HEREBY ACCEPTS THE ABOVE APPLICATION/CONTRACT FOR MORTGAGE LOAN SUBJECT TO NATIONWIDE'S LETTER DATED APRIL 2, 1996



  NATIONWIDE LIFE INSURANCE COMPANY


BY:  /s/ Robert M. McNaghten                     DATE: April 2, 1996
    --------------------------
    NAME Robert M. McNaghten

    VICE PRESIDENT
    --------------------------
     TITLE

                       THIS PAGE INTENTIONALLY LEFT BLANK

                [NATIONWIDE LIFE INSURANCE COMPANY LETTERHEAD]

                                    PART II


                         STANDARD TERMS AND CONDITIONS
                  APPLICATION/CONTRACT FOR MORTGAGE LOAN WITH
                       NATIONWIDE LIFE INSURANCE COMPANY

1. SECURITY: The Mortgage Loan shall be evidenced by a promissory note (hereinafter "Note") and shall be secured by:

     (a) A duly recorded mortgage or deed of trust and security agreement (hereinafter "Mortgage or Deed of Trust") which constitutes a valid first lien upon the fee simple estate (or leasehold estate, if applicable) of the Security Property as identified in PART I of this Application Contract and the Improvements located (or to be constructed) thereon.

     (b) A first lien on all of the Borrower's furnishings, fixtures, and equipment located on or used in the operation of the Security Property (hereinafter the "Personal Property") as evidenced by a security agreement and UCC-l financing statements in recordable form. Borrower may not sell, lease, or otherwise transfer the Personal Property without Nationwide's prior written consent.

     (C) An unconditional present assignment to Nationwide of all present and future leases for space in the Security Property, and all rents, issues, and profits arising from the leasing of the Security Property. Such assignment shall include an assignment of any fees that permit the tenant to terminate its lease which fees are payable to the landlord under the terms and conditions of any of the Security Property's leases.

     (d) Such other documentation evidencing and securing the Mortgage Loan as may be required by Nationwide or Nationwide's counsel.

2.   PREPAYMENT PRIVILEGE:

     (a) VOLUNTARY: During the term of the Mortgage Loan, full prepayment of the Note shall be permitted upon the Borrower delivering to Nationwide thirty (30) days prior written notice of the Borrower's intent to prepay the Mortgage Loan in full, together with a premium equal to the greater of

           (i) The sum of (a) the present value of the scheduled monthly payments on the Mortgage Loan from the date of prepayment to the maturity date and (b) the present value of the amount of principal and interest due on the maturity date of the Mortgage Loan (assuming all scheduled monthly payments due prior to the maturity date were made when due); minus (c) the outstanding principal balance of the Mortgage Loan as of the date of prepayment. The present values described in (a) and (b) are to be computed on a monthly basis as of the date of prepayment, discounted at the yield to maturity of the U.S. Treasury Note or Bond that is closest in maturity to the maturity date of the Mortgage Loan as reported in the Wall Street Journal on the fifth business day preceding the date of prepayment; or

           (ii) One percent of the outstanding principal balance of the Mortgage Loan.

     (b) INVOLUNTARY: In the event the Mortgage Loan is declared due and payable in full due to a default in the repayment of the Note, or in the event the Mortgage Loan is declared due and payable due to a default in any of the terms, covenants and conditions contained in the Mortgage or Deed of Trust or in any of the other loan documents executed as evidence of or as further security for the Mortgage Loan, there shall be paid therewith an involuntary prepayment premium equal to the voluntary prepayment premium then payable.

     (c) APPLICATION OF INSURANCE PROCEEDS OR CONDEMNATION AWARDS: The application of any insurance proceeds or condemnation awards to the reduction of the outstanding principal balance of the Mortgage Loan shall be at par with no prepayment premium due and payable and the monthly payment shall be reduced accordingly.

     (d) PREPAYMENT DURING LAST NINETY DAYS: During the last ninety (90) days of the term of the Mortgage Loan, the Borrower may prepay at par the full outstanding principal balance of the Mortgage Loan.

3.   ADDITIONAL LOAN TERMS:

     (a) DEFAULT INTEREST RATE: The lesser of (i) the highest rate of interest allowable under the laws of the state in which the Security Property is located, or (ii) the then applicable rate of interest of the Note plus five (5) percent per annum. The default rate of interest shall apply only if the entire outstanding principal balance of the Mortgage Loan shall become due and payable, whether at maturity, by acceleration or otherwise.

     (b) LATE PAYMENT CHARGE: Prior to acceleration, a late payment charge of live cents ($.05) for each dollar of principal and/or interest not paid by the Due Date shall accrue to the benefit of Nationwide each month the payment is delinquent as reimbursement for additional administrative costs incurred by Nationwide as a result of the late payment. A payment of principal and/or interest shall be deemed to have been paid on the Due Date if the envelope bearing said payment is postmarked by the U.S. Postal Service on or before said Due Date, is correctly addressed, and bears adequate first-class postage.

     (c) TAX AND INSURANCE ESCROW: On the Closing Date, a tax and insurance escrow shall be established and adequate funds shall be deposited with Nationwide to bring the tax and insurance escrow into balance at that time. Thereafter, in addition to and concurrent with each monthly installment of principal and interest, a tax and insurance escrow deposit shall be made by Borrower. The amount of the escrow deposit shall be set by Nationwide based upon the latest available data and the funds shall be deposited with Nationwide so that the tax and insurance escrow account equals an amount sufficient to pay one year's taxes and one year's insurance premiums at least thirty (30) days prior to the due dates for the payment of taxes and insurance premiums.

     (d) LOAN YEAR: A "Loan Year" shall mean each twelve (12)-month period beginning with the first full monthly installment of principal and/or interest due under the terms of the Note and each anniversary thereof.

     (e) CURE PERIODS: Borrower shall have no period in which to cure a monetary default. A non-monetary default is any default which is not a monetary or an incurable default as defined in the Note. Borrower shall have thirty (30) days after written notice thereof from Nationwide to cure a non-monetary default, unless the non-monetary default cannot be cured within said thirty (30) day period in which event Borrower shall have a reasonable period of time to complete cure, provided that action to cure such non-monetary default is commenced within said thirty (30) day period and Borrower is, in Nationwide's sole judgment, diligently pursuing a cure to completion.

4. PLANS, SPECIFICATIONS, AND SOILS REPORT: Applicant/Borrower shall submit to Nationwide within thirty (30) days of Nationwide's acceptance of this Application/Contract a complete set of final (or "as-built" if the Improvements are completed as of the date of this Application/Contract plans and specifications for the Improvements constructed or to be constructed on the Security Property (hereinafter "Plans and Specifications"); each sheet of said plans is to be dated and signed by the project architect and bear his seal. Nationwide shall also receive a copy of the professional soils engineer's report on the site along with his recommendations (hereinafter "Soils Report"). Tile Plans and Specifications and the Soils Report are subject to the review and approval of Nationwide.

5. INSPECTING ARCHITECT: Nationwide shall appoint an architect of its choice (hereinafter "Inspecting Architect") to review, at Applicant/Borrower's expense, the Plans and Specifications, and the Soils Report. If the Improvements are under construction, the Inspecting Architect shall make monthly inspections of the Improvements being constructed on the Security Property during the construction period and shall issue written reports to Nationwide indicating that the Improvements are being constructed in accordance with the final Plans and Specifications and in accordance with the recommendations of the Soils Report. If the Improvements are complete as of the date of this Application/Contract, the Inspecting Architect shall inspect the Security Property and shall issue a written report stating that the Improvements were, to the best of his/her knowledge, completed in accordance with the Plans and Specifications submitted to Nationwide and in accordance with the recommendations of the Soils Report. The Inspecting Architect shall also comment on the structural and operational integrity of the Improvements, specifically referencing the construction detail, the HVAC system, and the roofing system. Any deficiencies disclosed by any of the Inspecting Architect's reports must be corrected to Nationwide's satisfaction prior to the Closing Date of the Mortgage Loan.

6. ENVIRONMENTAL AUDIT AND INDEMNIFICATION: Prior to the Closing Date of the Mortgage Loan, an environmental engineer, satisfactory to Nationwide. shall perform, at Applicant/Borrower's expense, an environmental audit of the Security Property, which audit shall be subject to the review and approval of Nationwide. The environmental audit shall be addressed to nationwide and shall include reports and investigations of any current or past use of the Security Property, as well as of other properties contiguous to the Security Property, and shall demonstrate that the Security Property (including the ground water of the Security Property)

     (a) is in compliance with all laws, rules, and regulations of any federal, state, county, or local governmental authority relating to environmental matters within the jurisdiction of such governmental authority, and

     (b) does not contain any chemical, material, or substance in excess of legal limits exposure to which is prohibited, limited, or regulated by any federal, state, county, or local governmental authority, or which is known to pose a hazard to the health and safety of the occupants of the Security Property, and

     (c)   does not contain asbestos in any form, and

     (d)   does not contain an underground storage tank of any kind, and

     (e) has not been used, and is not currently being used for any activities involving, directly or indirectly, the use, generation, treatment, storage, or disposal of any hazardous or toxic chemical, material, substance or waste.

     Nationwide reserves the right to retain, also at Applicant/Borrower's expense, a consultant to review any report prepared by the environmental engineer and/or to conduct its own investigation of the Security Property. If any hazardous or toxic chemical, material substance or waste is revealed in such audit, Applicant/Borrower shall remove same or otherwise adequately dispose of same and restore the Security Property to a condition acceptable to Nationwide, in its sole discretion, prior to the Closing Date.

     Further, the Borrower and the Responsible Individuals shall indemnify and hold Nationwide harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses, and claims of any and every kind whatsoever, incurred or suffered by, or asserted against Nationwide with respect to, or as a direct or indirect result of, the presence on, under, or about the Security Property, or the escape, seepage, leakage, spillage, discharge, emission, or release from, the Security Property of any hazardous materials, including, without limitation any losses, liabilities, damages, injuries, costs, expenses, or claims asserted or arising under any hazardous waste laws, regardless of whether or not caused by, or within the control of Borrower. The indemnification shall survive the repayment and satisfaction of the Mortgage Loan unless at such time Borrower provides Nationwide an environmental report acceptable to Nationwide showing the Security Property to be free of hazardous materials and not in violation of hazardous waste laws; however, The Borrower shall not be liable under the indemnity if the Secutity Property becomes contaminated subsequent to Nationwide's acquisition of the Security Property by foreclosure or by acceptance of a deed in lieu thereof, or subsequent to any transfer of ownership which was approved or authorized by nationwide. The burden of proof under this subparagraph with regard to establishing the date upon which such chemical, material or substance was placed or appeared in, on, or under the Security Property shall be upon Borrower.

7.   ACCESSIBILITY INSPECTION AND INDEMNIFICATION: The Inspecting
     Architect shall also provide a written opinion as to whether the Improvements are in compliance with all provisions governing accessibility for the disabled under The Fair Housing Act of 1988, The Americans With Disabilities Act and any amendments thereto or any other accessibility laws. Further, the Borrower and the Responsible Individuals shall indemnify and hold Nationwide harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses, and claims of any and every kind whatsoever, incurred or suffered by, or asserted against Nationwide with respect to, or as a direct or Indirect result of, noncompliance with the foregoing laws, as amended, or any other similar, present or future laws applicable to the Security Property. The indemnification shall survive the repayment and satisfaction of the Mortgage Loan; provided, however, Borrower shall not be liable for compliance with any accessibility laws that first become effective, or for any violation of any accessibility laws resulting from alterations or improvements to the Security Property that are performed, subsequent to Nationwide's actually acquiring title to the Security Property pursuant to foreclosure or acceptance of deed in lieu thereof, or subsequent to any transfer of ownership of the Security Property that has the prior written approval of Nationwide; provided that such transferee assumes in writing all obligations of Borrower with respect to compliance with accessibility laws under the Deed of Trust/Mortgage and Accessibility Indemnity Agreement.

8. COMMENCEMENT OF CONSTRUCTION: If the Improvements are to be constructed, this Application/Contract may be cancelled at Nationwide's option and all fees retained it construction of the Improvements has not commenced within ninety (90) days of the date that this Application/Contract is accepted by Nationwide.

9. LEASES: All existing leases, or any other leases hereinafter created, shall be subject to the review and approval of Nationwide, shall be for a minimum term of three (3) years (not applicable if Security Property is an apaitinent project) and shall be assigned, in form and content acceptable to Nationwide, as additional security for the Mortgage Loan. At Nationwide's option, any line may be made superior or subordinate to the Mortgage or Deed of Trust.

     As an accommodation to the Borrower, Nationwide will approve a standard lease form. Notwithstanding the approval of a standard lease form, Nationwide specifically reserves the right to approve each lease wherein the tenant occupies more than ten (10) percent of the net leasable area of the Improvements, or the lease term, excluding renewal options, exceeds five (5) years; said review shall include a review of the prospective tenant's current financial statements and the most recent Dun & Bradstreet credit report on said tenant, all to be provided through Applicant/Borrower. Borrower may deal with smaller tenants (those taking 3,000 square feet of space or less) in the ordinary course of business without Nationwide's consent.

10. TENANT FINISH AND CONSTRUCTION ESCROW ACCOUNT: There shall be an escrow account established on the Closing Date in an amount equal to one hundred twenty-five (125) percent of the total estimated cost of completing all unleased, unoccupied, and unfinished leasable space in the Improvements and the cost of completing any other construction items, including, but not limited to, landscaping and paving. The Inspecting Architect shall estimate the costs of completion in writing within ten days prior to the Closing Date. The funds shall be placed in an interest-bearing escrow account, with interest earned payable to the Borrower, and will be made available to the Borrower as the construction is completed and the unfinished leasable space is actually finished and occupied by tenants under leases approved by Nationwide without default of either party. The space shall be deemed "actually finished and occupied by tenant(s)" when the tenant(s) has(have) provided Nationwide with estoppel certificate(s), acceptable to Nationwide in its sole discretion, the Inspecting Architect has inspected the finished space and provided Nationwide with a written report stating that the tenant finish has been completed, the governmental entity having jurisdiction over the Security Property has issued unconditional Certificates of Occupancy for the subject space, and Nationwide has received a title update showing no new liens of record. Any funds escrowed for tenant finish and other construction work which are not disbursed within twelve (12) months of the Closing Date shall be applied at par against the then outstanding principal balance of the Mortgage Loan, and the monthly payment shall be reduced accordingly. Nationwide, at its option, may unilaterally extend the expiration date for Vic completion of the space and the completion of other construction items and for the release of escrowed funds.

11. MORTGAGE OR DEED OF TRUST COVENANTS: The Mortgage or Deed of Trust shall contain those items customarily found in such documents including, but not limited to, the following provisions:

     (a) TRANSFER: The entire outstanding principal balance of the Mortgage Loan, together with accrued unpaid interest and other sums required by the loan documents, shall become immediately due and payable upon the Borrower selling, assigning, mortgaging, or otherwise conveying any interest in the Security Property, or if there is a change in the controlling interest of Borrower, without the prior written consent of Nationwide. Notwithstanding the above, if Nationwide approves a transfer of the Security Property or a change in the controlling Interest in the Borrower, Nationwide reserves the right to charge an assumption fee and/or to change the monthly payment to reflect a change in the Mortgage Loan's interest rate, an initiation of amortization or a modification of the existing amortization schedule. Notwithstanding the foregoing, there will be no change in the maturity date of the Note.

          If a transfer of the Security Property or a controlling interest in Borrower is approved by Nationwide, Nationwide must receive, for its review and approval, copies of all transfer and other related documents, such transferee must assume in writing all obligations of the Borrower under the loan documents, and Borrower must pay all costs and expenses in connection with such transfer and assumption, including, without limitation, all fees and expenses incurred by Nationwide.

     (b) INSURANCE: Borrower shall furnish insurance policies to Nationwide evidencing the following coverages and amounts, property assigned to Nationwide by a standard mortgagee clause:

          (i) Fire, extended coverage, and other hazards as requested from time to time by Nationwide, covering all Improvements for their full replacement cost, less excavating and foundation costs, provided, however, in no case shall the amount of insurance be less than the difference between the amount of the Mortgage Loan and eighty (80) percent of appraised land value of the Security Property.

          (ii) Rent loss insurance, without a coinsurance provision, in an amount equal to not less than twelve (12) months of scheduled rental income from the Security Property; or, if applicable, business interruption insurance in an amount sufficient to pay debt service, operating expenses, taxes, and insurance for the Security Property for a period of twelve (12) months.

          (iii) Comprehensive public liability insurance in an adequate amount, taking into consideration the property type being insured and the corresponding liability exposure. The amount of liability insurance shall be subject to the approval of Nationwide.

          (iv) Flood insurance, if the Security Property lies within a Special Flood Hazard Area as designated on the Department of Housing and Urban Development's Maps, or another flood prone area. 11 the Security Property is not in a Special Flood
                 Hazard Area, Nationwide must receive a certification from a registered land surveyor or a licensed engineer to this effect.

          (v)    Any other insurance coverage deemed necessary by Nationwide.

     (c) INSURANCE PROCEEDS: Borrower shall assign all insurance proceeds relating to damage or destruction of the Security Property to Nationwide. Nationwide shall release the insurance proceeds to the Borrower as restoration progresses, if the loss or damage from fire or other casualty is in an amount less than fifty (50) percent of the outstanding principal balance of the Mortgage Loan, subject to the following conditions:

          (i) Borrower is not in default under the terms, covenants, and conditions of the loan documents or any other agreements between Borrower and Nationwide.

          (ii) The Improvements shall be at least eighty (80) percent leased after restoration pursuant to leases approved in writing by Nationwide.

          (iii) Nationwide approves in writing the plans and specifications for restoration.

          (iv) There are sufficient funds on deposit at all times with Nationwide to complete the rebuilding, as certified by an architect approved by Nationwide.

          (v) Borrower provides suitable completion, payment and performance bonds, and builder's all risk insurance in form and amount acceptable to Nationwide.

          (vi) The insurer does not assert any defense to payment under such policies against the Borrower or any tenant of the Security Property pursuant to the insurance policy covering the Improvements of the Security Property.

          (vii) Nationwide shall have the option of applying, at par, any surplus insurance proceeds which remain after rebuilding to the reduction of the outstanding principal balance of the Mortgage Loan.

          (viii) Funds shall be disbursed not more often than once each month and in not more than five (5) increments of not less than $50,000 each, except for the last disbursement.

          (ix) Prior to any disbursement, an inspecting engineer/architect of Nationwide's choice, whose fees shall be paid by Borrower, shall certify completion of work in place in accordance with approved plans and specifications, and in accordance with all applicable building codes, zoning ordinances, and all other local or federal governmental regulations.

          (x) Such other conditions as would customarily be required by a local construction lenders or are otherwise reasonable.

          In the event of loss or damage by fire or other casualty in an amount greater than fifty (50) percent of the outstanding principal balance of the Mortgage Loan, Nationwide, at its sole option, may require the Borrower to use any insurance proceeds to either immediately rebuild any portion or all of the Improvements or Nationwide shall apply the insurance proceeds to the outstanding principal balance of the Mortgage Loan. Any reduction of the outstanding principal balance of the Mortgage Loan as a result of the application of the casualty insurance proceeds shall be at par and the monthly payment shall be reduced accordingly.

     (d) ADDITIONAL INSURANCE REQUIREMENTS: All policies required of Applicant/Borrower shall be written with companies which have a rating as published in the current issue of Best's Key Rating Guide of at least A:VIII, shall be in forms satisfactory to Nationwide, shall cite Nationwide's interest as mortgagee in standard non-contributory mortgagee clauses effective as of the Closing Date, shall be maintained throughout the term of the Mortgage Loan without cost to Nationwide, shall be deposited with Nationwide, and shall contain such provisions as Nationwide deems necessary or desirable to protect its interest, including, without limitation, a provision for thirty (30) days prior written notice to Nationwide of the insurance company's intent to cancel the policy. Said insurance requirements shall specifically be set forth in the Mortgage or Deed of Trust. If a blanket policy is issued, a certified copy of said policy shall be furnished together with an Evidence of Insurance (Acord Form 27) for property insurance and a Certificate of Insurance (Acord Form 25-S) for liability insurance indicating that Nationwide is the insured under said policies with regard to the Security Property and that coverages with respect thereto are in the required amounts.

     (e) CONDEMNATION: Nationwide shall receive an assignment of all claims, awards, proceeds, or rights of action in connection with any condemnation of or eminent domain proceeding affecting the Security Property. Nationwide reserves the right, at its sole option, to apply any condemnation awards to the reduction of the outstanding principal balance of the Mortgage Loan at par or to hold the awards in an escrow account to be used for the cost of restoring the Security Property. Notwithstanding the above, if any part of the Improvements shall be condemned by any governmental authority having jurisdiction over the Security Property or if so much of the Security Property shall be condemned by any governmental authority having jurisdictions over the Security Property that the Security Property is in violation of applicable parking, zoning, platting or other ordinances, or fails to comply with the terms of the Major Tenant leases, in each case, Nationwide shall be entitled to apply all condemnation proceeds to the repayment of the outstanding principal balance of the Mortgage Loan, at par, and Nationwide shall have the further right to call the Mortgage Loan due and payable in full without the imposition of a prepayment premium.

     (f) MANAGEMENT AND LEASING RESTRICTION: During the term of the Mortgage Loan, Borrower, or its designee who shall be approved by Nationwide, shall be the exclusive manager and leasing agent of the Security Property. Any management or leasing agreement shall be subordinate to the Mortgage or Deed of Trust and shall be subject to the review and approval of Nationwide. If there is no formal management agreement, Borrower shall provide Nationwide with a letter so stating and further stating the name of the person or entity charged with the responsibility of managing the Security Property.

     (g) SECONDARY FINANCING: There shall be no secondary financing of the Security Property.

     (h) MAINTENANCE OF THE SECURITY PROPERTY: Borrower shall not commit, suffer, or permit any waste or deterioration of the Security Property in any respect nor alter the Improvements nor erect any additional improvements or make additions to the existing Improvements on the Security Property without the prior written consent of Nationwide. The foregoing restriction shall not apply to erection or removal of non-load-bearing interior walls or alterations required by the terms of tenant leases which have been approved by Nationwide. Borrower shall cause the Security Property to comply at all times with all applicable federal, state, and local laws related thereto. Borrower shall not use, generate, treat, store, or dispose of any hazardous chemical, material, substance, or waste on the Security Property, nor will Borrower knowingly allow any tenant of the Security Property to use, generate, treat, store, or dispose of any hazardous chemical, material, substance, or waste on the Security Property. Nationwide shall have the right to Inspect the Security Property at any time during normal business hours.

     (i) ANNUAL STATEMENTS: Borrower shall furnish to Nationwide, within one hundred twenty (120) days of the end of the Borrower's fiscal year, annual statements (income statements and balance sheets) for the Borrower and the Security Property. These statements shall be in form acceptable to Nationwide and shall be prepared in accordance with generally accepted accounting principles and shall include a rent roll certified as true and correct by the Borrower and current annual sales figures for all Major Tenants if required under their respective leases or otherwise available. If the Mortgage Loan is in default at any time, for any reason, Nationwide shall have the right to require that these financial statements be audited and certified by a certified public accountant approved by Nationwide, the cost of which shall be paid by the Borrower. In addition, Nationwide may, upon prior notice, inspect and make copies of all books and records relating to the Security Property during normal business hours. A charge of $200 per month for administrative expenses shall be assessed for each successive month that financial statements are not delivered to Nationwide after the expiration of the one hundred twenty (120)-day period.

     (j) LEASES: The Borrower agrees to keep and perform all terms, conditions, and covenants of all leases affecting the Security Property on its part to be kept and performed.

     (k) EXCULPATION: The liability of Borrower with respect to the payment of principal and interest under the Note shall be "non-recourse", and Nationwide's source of satisfaction of said indebtedness and Borrower's other obligations under the Note and under any of the other loan documents shall be limited to the Security Property and Nationwide's receipt of the rents, issues, and profits from the Security Property. Nationwide shall not seek to procure payment out of other assets of the Borrower or any person or entity comprising the Borrower, or to seek any judgment (except as hereinafter provided) for any sums which are or may be payable under the Note, Mortgage/Deed of Trust, or any of the other loan documents, as well as any claim or judgment (except as hereinafter provided) for any deficiency remaining after foreclosure of the Mortgage/Deed of Trust. Notwithstanding the foregoing, nothing herein contained shall be deemed to be a release or impairment of the indebtedness evidenced by the Note or the security therefor intended by the other loan documents or be deemed to preclude Nationwide from exercising its rights to foreclose the Mortgage/Deed of Trust or to enforce any of its other rights or remedies under the loan documents. It is expressly understood and agreed that the aforementioned limitation on liability shall in no way affect or apply to Borrower's or Responsible Individuals' continued liability for the following items:

          (i) fraud or misrepresentation made in connection with the Note or any of the other loan documents governing, securing, or pertaining to the payment thereof;

          (ii) failure to pay taxes prior to delinquency or to pay assessments, charges for labor or materials, or any other charges which may create liens on any portion of the Security Property;

          (iii) the misapplication of (a) proceeds of insurance covering any portion of the Security Property, or (b) proceeds of the sale or condemnation of any portion of the Security Property, or
                 (c) rentals received by or on behalf of the Borrower subsequent to the date on which Nationwide makes written demand therefor pursuant to any instrument governing, securing, or pertaining to the payment of the Note;

          (iv) causing or permitting waste to occur in, on, or about the Security Property and failure to maintain the Security Property, excepting ordinary wear and tear,

          (v) the return to Nationwide of all unearned advance rentals and security deposits paid by tenants of the Security Property and not refunded to or forfeited by such tenants;

          (vi) the return to Nationwide of any and all fees paid to Borrower by tenants of the Security Property which fees permit tenants to terminate their leases;

          (vii) loss by fire or casualty to the extent not compensated by insurance proceeds collected by Nationwide;

          (viii) the return of, or reimbursement for all Personal Property owned by the Borrower taken from the Security Property by or on behalf of the Borrower, out of the ordinary course of business, and not replaced by items of equal or greater value than the original value of the Personal Property so removed;

          (ix) all court costs and reasonable attorneys' fees actually incurred which are provided for in the Note or in any other loan documents governing, securing, or pertaining to the payment of the Note;

          (x) (a) removal of any chemical, material, or substance in excess of legal limits to which exposure is prohibited, limited, or regulated by any federal, state, county, or local authority which may or could pose a hazard to the health and safety of the occupants of the Security Property, regardless of the source of origination, (b) the restoration of the Security Property to comply with all governmental regulations pertaining to hazardous waste found in, on, or under the Security Property, regardless of the source of origination, and (c) any indemnity or other agreement to hold Nationwide harmless from and against any and all losses, liabilities, damages, injuries, costs, and expenses of any and every kind arising as a result of the existence and/or removal of hazardous materials, toxic substances, or hazardous waste and from the violation of hazardous waste laws. The Borrower shall not be liable hereunder if the Security Property became contaminated subsequent to Nationwide's acquisition of the Security Property by foreclosure or acceptance of a deed in lieu thereof or subsequent to any transfer of ownership of the Security Property which was approved or authorized by Nationwide; provided that such transferee assumes in writing all obligations of Borrower with respect to compliance with environmental laws under the Deed of Trust/Mortgage and Environmental Indemnity. Liability under this section shall extend beyond repayment of the Note and compliance with the terms of the Mortgage or Deed of Trust unless at such time Borrower provides Nationwide an environmental assessment report acceptable to Nationwide showing the Security Property to be free of hazardous materials and not in violation of hazardous waste laws. The burden of proof under this subparagraph with regard to establishing the date upon which such chemical, material, or substance was placed or appeared in, on, or under the Security Property shall be upon Borrower,

          (xi) (a) any and all costs incurred in order to cause the Improvements to comply with the accessibility provisions of The Fair Housing Act of 1988, The Americans With Disabilities Act, and any other accessibility laws, and (b) any indemnity or other agreement to hold Nationwide harmless from and against any and all losses, liabilities, damages, injuries, costs, or expenses of any kind arising as a result of non-compliance with any accessibility laws; provided, however, Borrower shall not be liable for compliance with any accessibility laws that first become effective, or for any violation of any accessibility laws resulting from alterations or improvements to the Security Property that are performed, subsequent to Nationwide's actually taking possession of the Security Property pursuant to foreclosure of the Mortgage/Deed of Trust or acceptance of deed in lieu thereof, or subsequent to any transfer of ownership of the Security Property that has the prior written approval of Nationwide; provided that such transferee assumes in writing all obligations of Borrower with respect to compliance with accessibility laws under the Deed of Trust/Mortgage and Accessibility Indemnity Agreement.

          (xii) Obligations under any Letter(s) of Credit held by Nationwide as outlined in the LETTER OF CREDIT section of this Application/Contract;

          The Responsible Individuals will be required to execute a separate indemnity agreement wherein they agree to personally, jointly, severally, and unconditionally indemnify Nationwide for all sums due Nationwide under items (i) though (xii) above. Moreover, the Borrower and said Responsible Individuals shall become personally liable, jointly and severally, for the entire amount of the Mortgage Loan (including all principal, interest, and other charges) in the event that the Borrower (1) violates the covenant governing the placing of subordinate financing on the Security Property or (2) violates the covenant restricting transfers of interest in the Security Property or transfers of ownership interests in the Borrower.

          The obligations of the Borrower the subparagraphs (i) through (xii) above, except as provided herein, shall survive the repayment and satisfaction of the Mortgage Loan.

          So long as a guaranty with respect to repayment of principal and interest is in force and effect, the "non-recourse" nature of the Mortgage Loan as to repayment of principal and interest as expressed above shall be suspended and of no force or effect.

12.  FINANCIAL RESPONSIBILITY: Nationwide may terminate this
     Application/Contract and retain the Commitment Fee and pursue other remethes reserved herein if at any time prior to the Closing Date, any of the following events occur

     (a) Borrower, any Guarantor, or any of the Responsible Individuals has made a general assignment for the benefit of creditors, or there is filed by or against the Borrower, any Guarantor or any of the Responsible Individuals, a petition in bankruptcy or for the appointment of a receiver, or there commences under any bankruptcy or insolvency law, proceedings for the Borrowers' Guarantor's, or any of the Responsible Individual's relief, or for the compromise, extension, arrangement, or adjustment of the Responsible Individual's obligations, or there is an outstanding money judgment against the Borrower, Guarantor, or any of the Responsible Individuals.

     (b) There has been more than a ten (10) percent decline in Borrower's, Guarantees, or any of the Responsible Individual's tangible net worth from that represented to Nationwide in the financial statements provided to Nationwide at the time this Application/Contract was submitted to Nationwide. Current financial statements shall be presented to Nationwide no later than ten (10) days prior to the Closing Date.

     (C) There is filed by or against the Borrower, any general partner of Borrower, any Guarantor, or any of the Responsible Individuals pending litigation which, in Nationwide's sole discretion, would have a materially adverse impact on the financial condition of any of the aforementioned parties or their ability to repay the loan. Any such litigation must be disclosed in writing to Nationwide which disclosure must include the nature and status of the litigation.

     (d) There has been a material adverse change in the financial condition and/or operating results of any of the Major Tenants. Current financial statements for the latest period available showing balance sheets and operating results shall be presented to Nationwide no later than ten (10) days prior to the Closing Date.

     (e) Any of the Major Tenants makes a general assignment for the benefit of creditors, or there is filed by or against any such Major Tenants a petition in bankruptcy or for the appointment of a receiver, or there commences under any bankruptcy or insolvency law proceedings for the Major Tenant's relief, or for the compromise, extension, arrangement, rearrangement, reorganization, or adjustment of any of the Major Tenants obligations.

     CLOSING:

     (a) At least thirty (30) days prior written notice shall be given by Applicant/Borrower to Nationwide of Applicant's/Borrower's readiness to close the Mortgage Loan. Nationwide and Nationwide's counsel shall have the full thirty (30)-day period to review and/or prepare all legal documents and all other documents required under the terms of this Application/Contract. The burden of assembling and presenting all materials and of curing all matters determined to be objections or title defects is the responsibility of the Applicant/Borrower. Federal Reserve Funds for the closing will be wired to the entity charged with closing the Mortgage Loan and disbursing funds on the Closing Date, provided that Nationwide receives at least twenty-four
          (24) hours notice thereof. The Closing Date shall not be on a Friday or the last business day of the month unless the Borrower agrees in writing to assume responsibility for the payment of interest on the Mortgage Loan in the event of a delay in the receipt of funds caused by a delay within the Federal Reserve System or the receiving bank. Interest shall accrue from the date of witting.

          The following shall be furnished to Nationwide prior to the Closing Date and any subsequent disbursements, if any:

          (i)    Photographs of the completed Improvements.

          (ii) Certificates of occupancy and all necessary licenses from appropriate governmental authorities and evidence satisfactory to Nationwide that all utilities necessary for the operation of the Security Property have been installed and the installation fees have been paid.

          (iii) Legal opinions dated as of the Closing Date, in form and substance satisfactory to Nationwide, from Borrower's counsel who shall be licensed to practice law in the state in which the Security Property is located, and to the extent Nationwide requests, from Nationwide's outside counsel, which Nationwide deems necessary or appropriate in a project of this kind, including, but not limited to, the following: that all documents evidencing and securing the Mortgage Loan contemplated hereby have been duly authorized, executed, and delivered by the Borrower and are legal, valid, binding obligations of the Borrower enforceable in accordance with their respective terms; that the partnership/corporation/trust (as the case may be) and all entities comprising the Borrower are duly organized, validly existing, and in good standing, pursuant to all applicable laws and are authorized to do business in the state in which the Security Property is located; that the partnership/corporation/trust (as the case may be) has the authority to borrow money and to own the Security Property and to carry on its operations as conducted and as proposed to be conducted; that the Mortgage Loan does not violate the usury laws of the state where the Security Property is located; that there is no action, suit, or legal proceeding pending, or to the knowledge of such counsel, after due inquiry of Borrower, threatened against or affecting the partnership/corporation/trust, its partners, officers, or trustees (as the case may be) any Guarantor or any Responsible Individual or the Security Property before or by any court, administrative agency or other governmental authority or any arbitrator, that neither the execution nor the delivery of this Application/Contract or the documents evidencing and securing the Mortgage Loan, nor compliance with the provisions of the loan documents will conflict with or result in a breach of any of the provisions of, or constitute a default under the partnership agreement/corporate by-laws, articles of incorporation, and regulations/trust indenture (as the case may be) or of any applicable law, judgment, order, writ, injunction, decree, rule, or regulation of any court, administrative agency, or other governmental authority, or any determination or award of any arbitrator, or of any agreement or other instrument to which the Borrower is a party or by which the Borrower is bound; that no reports have come to the attention of such counsel indicating that the Security Property is in violation of any environmental laws, rules or regulations enacted by federal, state, or local authorities having jurisdiction over the Security Property; and as to such other matters incidental to the transaction herein contemplated as Nationwide may reasonably request. If the borrowing entity has been formed in a state other than the state in which the Security Property is located, Nationwide shall require a legal opinion from an attorney licensed to practice law in the state of formation opining to the Borrower's due formation and good standing within the state of formation.

          (iv)   Copy of all title company closing statements.

          (v) AIA Certificate of Substantial Completion executed by the Borrower, the project general contractor, and the project architect indicating that the Improvements have been completed in accordance with the final plans and specifications, including any grading, seeding, landscaping, paving, and all other on-site and off-site improvements impacting the operation of the Security Property.

          (vi) Estoppel certificates executed by each tenant occupying any portion of the Security Property in the form currently required by Nationwide (not applicable if the Security Property is an apartment project).

          (vii) A rent roll that is certified as true and complete by the Borrower and showing all tenants in occupancy, the address or suite number (or apartment number for apartments) taken by each tenant, the square footage being occupied by each tenant (except on apartment projects), the date of lease expiration for each tenant, and the minimum annual rent (or monthly rent for apartments) paid by each tenant.

          (viii) Borrower's certificate executed by the Borrower on the Closing Date stating that no part of the Security Property has been damaged and not repaired to Nationwide's satisfaction, nor taken in condemnation or other similar proceeding, nor that such proceeding is pending, or to the best of the Borrower's knowledge, threatened; that direct connections have been made to abutting public water, sewer, gas, electrical, and telephone facilities and that the Improvements are ready for occupancy; that the original building permit and an unconditional certificate of occupancy or other unconditional certificates of appropriate governmental authorities evidencing compliance with all zoning, building, and other applicable regulations, have been issued. The Borrower's certificate shall also state that there are no lawsuits pending, or, to the best of the Borrower's knowledge, threatened against the Borrower, the Guarantors, any of the Responsible Individuals or the Security Property, nor are there any judgments outstanding against the Borrower, the Guarantors, or any of the Responsible Individuals. Borrower shall also represent and warrant to Nationwide that Borrower is not engaged, and has not at any time since Borrower's acquisition of the Security Property, engaged in a "pattern of racketeering activity" within the meaning of 18 U.S.C.
                 Section 1961, as amended, or within the meaning of any similar local, state, or federal law, nor has Borrower committed any other act or engaged in any other pattern of actions, the potential results of which might include forfeiture of Borrower's interest in the Security Property.

          (ix) Mortgagee's title insurance policy with mechanic's lien protection and without survey exception issued by a title company acceptable to Nationwide. Said policy shall also include ALTA Form 3.1 zoning and ALTA Form 9 comprehensive endorsements, or their equivalents if permissible by state law, and such other endorsements as required by Nationwide or Nationwide's counsel. If a 3.1 zoning endorsement or similar endorsement is not available under state law, Nationwide shall be furnished with other documentary evidence satisfactory to Nationwide that the Security Property complies with all applicable zoning requirements. Furthermore, Nationwide shall require evidence satisfactory to Nationwide that the Security Property currently compares and, upon foreclosure, will comply with all applicable subdivision ordinances and plat acts.

          (x) A current certified as-built survey of the property disclosing all improvements, encroachments, easements and rights-of-way, abutting streets, and the number of parking spaces (including those reserved for the handicapped). The survey must meet the minimum standard detail requirements as adopted in 1992 by The American Land Title Association and American Congress On Surveying & Mapping (and any subsequent requirements), must show a state of facts acceptable to Nationwide and the title company issuing the required title policy, be prepared and certified by a duly registered land surveyor or licensed engineer, and be revised and recertified upon completion of construction at least two (2) weeks prior to the Closing Date showing the Improvements as constructed on the site. The legal description of the Security Property shall be shown on the face of the survey and a flood hazard certification attached if applicable. The certification must also state whether abutting streets and other means of ingress and egress have been publicly dedicated and accepted for maintenance by the local governmental authority having jurisdiction over the Security Property. If abutting streets or other means of ingress and egress are privately owned, the certification must specifically state this fact and an agreement for maintenance and repair must be provided to Nationwide for its review and approval.

          (xi) Certification by Borrower of the total cost of construction of the Security Property. If said costs are less than the loan amount, the loan amount shall be reduced to an amount no greater than this total certified cost. (Applicable only if Improvements have been completed within the last thirty-six
                 (36) months.) For purposes of this paragraph, the date of completion of construction of the Security Property shall be N/A.

     (b) Whether or not a closing occurs, Applicant/Borrower agrees to pay or reimburse Nationwide for all fees and expenses incidental to the Mortgage Loan herein contemplated, including, but not limited to, legal fees, Commitment Fee, Inspecting Architect fee, survey fee, Site Inspection Fee, title fee, environmental engineer and/or consultant fee, and closing costs.

     (c) The Mortgage Loan shall also be subject to all legal requirements Nationwide's counsel may reasonably assert in order to assure that Nationwide's lien constitutes a valid first priority encumbrance against the Security Property. Further, the Mortgage Loan shall be subject to evidence satisfactory to Nationwide and Nationwide's counsel, in their sole discretion, that the Security Property complies in all respects with all federal, state, county, or municipal laws, ordinances, rules and regulations applicable thereto. In addition, the Mortgage Loan is further subject to the Borrower providing Nationwide or Nationwide's counsel with such additional documentation as Nationwide's counsel may reasonably require or which is customarily required by institutional mortgage lenders.

14. PARTNERSHIP AGREEMENT/TRUST INDENTURE/ARTICLES OF INCORPORATION: The partnership agreement/trust indenture/articles of incorporation (as the case may be) establishing and governing the operation of Borrower and the same for all underlying entities comprising Borrower and for the Guarantors and/or Responsible Individuals (if Guarantors and/or Responsible Individuals are not individuals) shall be subject to review and approval by Nationwide.

15. ADVERTISING: Applicant/Borrower hereby authorizes Nationwide to publicize, without divulging the specific terms thereof, in advertising, press releases, or other material the fact that Nationwide has provided the permanent financing for the Security Property. Subject to local code requirements, Nationwide is authorized to display a sign on the Security Property during the construction period (only applicable if Improvements are to be built) referring to Nationwide as the provider of permanent financing.

16. LIMITATION OF INTEREST: In no event shall Nationwide be entitled to receive, nor shall Borrower be obligated to pay, or contract to pay any amount as interest or as a charge for the use of money which exceeds the maximum rate of interest that may be charged or contracted for under the laws of the state in which the Security Property is located. If Nationwide receives or contracts to receive an amount which exceeds such maximum rate, said amount shall be applied to reduce the outstanding principal balance of the Mortgage Loan, or otherwise credited to the Borrower and not computed or received by Nationwide as interest. This provision shall prevail in any agreement between Nationwide and Applicant/Borrower.

17. SEPARATE AGREEMENT: A separate agreement executed by the appropriate parties, providing for the maintenance and operation of all common access ways, parking facilities, and other common areas or facilities, including a party wall agreement between parties in interest in contiguous buildings, shall be executed and placed of record prior to the recording of the loan documents. Any such agreement shall be subject to Nationwide's prior review and approval.

     If there are outparcels that are not part of the Security Property or that may be released from the Security Property after the Closing Date, said outparcels shall be legally subdivided from the balance of the Security Property and the subdivision map shall be in appropriate form for recording with the county clerk's office. This replat shall comply with all applicable requirements, and said replat shall be executed and acknowledged by the appropriate governmental entities. Covenants governing the outparcel(s) shall include cross easements for ingress, egress, and parking, and restrictions limiting the height and square footage of any improvements constructed or to be constructed on the outparcel(s).

     Said covenants shall (i) comply with all provisions in the leases for space in the Security Property; (ii) be subject to Nationwide's prior written approval; (iii) comply with all zoning ordinances of record; and
     (iv) be filed of record.

18. SURVIVAL OF TERMS: All the terms and conditions of this Application/Contract not expressly set fulfill in the loan documents or other instruments executed and delivered by the Borrower with respect to the Mortgage Loan shall survive the closing of the Mortgage Loan and shall remain in full force and effect. If there is a conflict between the terms of this Application/Contract and the loan documents, the loan documents shall govern.

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                                 Page 16 of 19

                                  EXHIBIT "A"

The funding of the Mortgage Loan is further conditioned upon the following:

a. The following leases (which are subject to the review and approval by Nationwide) are to be in full force and effect as of the Closing Date of the Mortgage Loan and the tenant(s) shall be in occupancy, open for business, and paying rent in accordance with the terms of their lease, without default of either party:


                   DATE OF            AREA              TERM          MINIMUM
TENANT              LEASE           (ST. FT.)          (YRS.)       ANNUAL RENT


See attached Rent Roll dated January 16, 1996.

No sooner than April 30, 1996, but prior to closing, Borrower will submit a certified Rent Roll showing occupancy of at least 82% with average in-place rents of at least $703 per unit ($0.76 per sq. ft.). A debt coverage ratio in excess of 1.25 will result using expenses of $3,555 per unit and giving credit of $15 per month per unit for Other Income.


b. Execution of a guarantee (hereinafter called "Guarantee") by the Borrower and Guarantors whereby the Mortgage Loan as to both payment and performance is unconditionally, jointly, and severally guaranteed for the full amount of the Mortgage Joan. This Guarantee shall be in full force and effect on the Closing Date. The Guarantee shall be released when the Net Operating Income generated by the Security Property is at least equal to ____ times the annual debt,service payments due under the terms of the loan documents ("Guarantee Coverage Test") for a period of at least three consecutive months. For purposes of this paragraph, "Net Operating Income" shall mean the annualized rents and expense reimbursements to be received from tenants pursuant to leases approved by Nationwide where the tenants are paying tent (i.e., any free rent periods must have expired), are in occupancy and open for business, minus Operating Expenses, all of which are to be calculated as of the time of the requested release of the Guarantee. Operating Expenses for purposes hereof shall be the annualized expenses of the Security Property, including, but not limited to, a management fee equal to __ percent of the annualized rental income and also including other operating expenses of $___ per _____ provided, however, that annualized Operating Expenses for purposes hereof shall not be less than $____ Property tax expenses shall be calculated assuming the completed Improvements are fully assessed and using the most recent tax rate available (whether certified or not).

c. Borrower shall deliver to Nationwide a Letter of Credit with an expiration date of no earlier than __ months after the Closing Date in form and substance satisfactory to Nationwide in an amount equal to ____ times the annualized deficit that exists at closing between the Net Operating Income being generated by the Security Property and ____ times the annual debt service payments due under the terms of the loan documents. For purposes of this paragraph, "Net Operating Income" shall mean the annualized tents and expense reimbursements to be received home tenants of the Security Property pursuant to leases approved by Nationwide where the tenants are paying rent (i.e., any free rent periods must have expired), are in occupancy, and open for business, minus Operating Expenses, all of which are to be calculated as of the Closing Date, Operating Expenses for purposes hereof shall be the annualized expenses of the Security Property, including, but not limited to, a management fee equal to __ percent of the annualized rental income and other operating expenses of $___ per ____ provided; however, that annualized Operating Expenses for purposes hereof shall not be less than $___. Property tax expenses shall be calculated assuming the completed Improvements are fully assessed and using the most recent tax rate available (whether certified or not). This Letter of Credit shall be released by Nationwide when Net Operating Income achieved is at least ____ times ("Shortfall Coverage Test") as great as the annual debt service on the Mortgage Loan for a period of three consecutive months. If the Shortfall Coverage Test is not satisfied within __ months of the Closing Date or, if at any time during the existence of the Letter of Credit, there is a default by the Borrower under the terms of the loan documents, Nationwide may redeem the Letter of Credit and apply the cash proceeds therefrom to the reduction of the outstanding principal balance of the Mortgage Loan at par, or to the payment of any other amounts owed by Borrower to Nationwide under the terms of the loan documents. In the event Nationwide is unable to collect the full amount of said Letter of Credit for any reason, the Borrower, any Guarantors, and the Responsible Individuals shall remain unconditionally liable for the face amount of said Letter of Credit.

d. To determine whether Borrower qualifies for a release of the Guarantee and/or Letter of Credit, Borrower shall deliver to Nationwide such information as Nationwide may reasonably request including, without limitation (i) a current rent toll certified to be true and correct by Borrower, (ii) a true and complete copy of all fully executed leases entered into which are being used to satisfy the criteria for release,
     (iii) unconditional certificates of occupancy for the completed tenant spaces, (iv) an unqualified estoppel certificate on Nationwide's standard form (or such other form as may be acceptable to Nationwide) from each tenant whose lease is being used to satisfy the criteria for release, and
     (v) actual operating statements for the Security Property which will identify all operating expenses associated with the Security Property. (Estoppel certificates are not necessary for apartment projects.) Rental income from any Major Tenant shall not be included in these calculations if such Major Tenant makes a general assignment for the benefit of creditors, or there is filed by or against any such Major Tenant a petition in bankruptcy or for the appointment of a receiver, or there commences under any bankruptcy or insolvency law proceedings for the Major Tenant's relief, or for the compromise, extension, arrangement, rearrangement, reorganization, or adjustment of any of the Major Tenant's obligations.

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                                 Page 18 of 19

                                  EXHIBIT "B"

       Below are the only modifications made to the Application/Contract. If there are no modifications, so state.

                            SEE ATTACHED EXHIBIT "B"

                                  EXHIBIT "B"


Below are the only modifications made to the Application/Contract by and Between Roberts Properties Residential, L.P. and Nationwide on Bentley Place Apartments.

1.   In Part II, Paragraph 3(e), add the following at the end of the paragraph:
     "For a monetary default, Nationwide will give notice and a five day right-to-cure (defined as a "Monetary Cure Period"). Such Monetary Cure Period shall be limited to one per loan year for the term of the loan. It is understood and agreed a monetary default does not waive Nationwide's right to the late payment charge described in Part 11, Paragraph 3(b)."

2. In Part II, Paragraph 3(c), add the following: "Notwithstanding the foregoing, Nationwide will waive the above requirements by separate letter so long as title to the Security Properly remains with Borrower or with an affiliate or subsidiary of Borrower, there is no default under the Mortgage/Deed of Trust, the Standard Lease form has not changed, and paid tax receipts and evidence of payment of insurance premiums, prior to their applicable due dates, are received by Nationwide in a timely manner."

3. In Part II, Paragraph 5, delete the last sentence and replace with the following sentence, "In the event Nationwide does not approve Inspecting Architect's report, Borrower may terminate this Application/Contract and the Commitment Fee less Nationwide's out of pocket expenses shall be refunded to the Borrower".

4. In Part II, Paragraph 9, insert the following after the words "hereinafter created" in the first line: "and not on the standard lease form approved by Nationwide".

5.   In Part II, Paragraph 10 should be deleted in its entirely.

6. In Part II, Paragraph 11(a), add the following to the end of the first paragraph: "Notwithstanding the foregoing, Borrower shall have the one time right to transfer the Security Property to another party, provided the transferee is acceptable to Nationwide, in its sole discretion, without a change in the loan terms, so long as Borrower pays Nationwide a cash assumption fee equal to 1% of the outstanding principal balance of the loan. This onetime right of transfer shall apply only to Borrower and not to any subsequent transferee. It is understood and agreed that upon such transfer, Borrower shall be relieved from all liability under the loan documents for events occurring subsequent to the date of the approved transfer.

     It is also understood and agreed that Nationwide will allow the transfer of the Security Property without Nationwide's consent and without change in the loan terms or payment of a transfer fee provided (i) the transfer is made to the general partner of the Borrower; (ii) there is no change in the ownership interests of the general partner of the Borrower other than in the ordinary course of business; and (iii) Nationwide shall be given prompt notice and documentation of such transfer, and Borrower shall pay all of Nationwide's out-of-pocket expenses associated with such transfer."

7. In Part II, Paragraph 11 (b), Subsection (v), insert the word "reasonably" before the word "deemed."

8.   In Part II, Paragraph 11 (c), Subparagraph (ii) should be deleted.

9. In Part II, Paragraph 11(d), in the fourth line, before the words "shall be deposited with Nationwide" insert "a certified copy of which."

10. In Part II, Paragraph 11 (f), insert the following: "Nationwide acknowledges that Roberts Properties Management, Inc. is an approved manager and leasing agent subject to Nationwide's review and approval of the management and leasing agreements."

11. In Part II, Paragraph 13(ix), insert the following at the end of the paragraph: "Notwithstanding the foregoing, Nationwide will waive the aforementioned zoning endorsement provided it receives satisfactory evidence and assurances regarding zoning compliance from the local municipality."

12. In Part II, Paragraph 11 (i), insert the following: "Nationwide acknowledges that the Borrower is Roberts Properties Residential, L.P. which is the entity through which the Company, Roberts Realty Investors, Inc., conducts business and owns all of its real estate assets. As the sole general partner of Roberts Properties Residential, L.P., the Company controls the Borrower. Therefore, the audited financial statements to be furnished to Nationwide are those of the Company, Roberts Realty Investors, Inc. It is understood that the Borrower will furnish the Security Property's operating statements to Nationwide within 120 days of each calendar year end."

13. In Part I, Paragraph 15, second paragraph, second line, after the words "Security Property", insert the following: "including without limitations, all title and survey matters relating to the Security Property."

14.  Exhibit "A", Subparagraphs (b), (c), and (d): Delete in their entirety.